Q2 2020 Earnings Conference Call July 30, 2020 ©2020 ViewRay, Inc. All rights reserved. Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only.  Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer results are illustrative only and are not predictive of future results.   MEDICAL ADVICE DISCLAIMER ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer

Our Mission: Treat and Prove What Others Can’t. approaching installed systems globally1 disease sites treated1 10,000 38 >65 patients treated1 Approximately 2,200 patients with clinically reported outcomes1 12020 Internal and historical company data

What We Set Out to Do Two Years Ago; What We Have Accomplished

CLINICAL

Customer Training Programs

THEN ✕ NOW ✓

Clinical data compendium - publications, papers, and abstracts

THEN: ~60

NOW 100+

STRATEGIC

Number of patients treated

THEN: 3,000

NOW: approaching 10,000

# of tumor types treated

THEN: ~40

NOW: >65

ECONOMIC

Install times:

~50% decrease

Treatment times: Prostate

THEN 60+ min

NOW 'sub 30 min'

©2020 ViewRay, Inc. All rights reserved.

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Q2 2020 Results 4 MRIdian orders Revenue: $14.2 million primarily from two revenue units Used $10.7 million of cash Cash preservation actions

Mission: Treat and Prove What Others Can’t The Value of MRIdian Deliver better outcomes in hard to treat and ubiquitous cancers Shrink treatment margins to spare healthy tissue Re-optimize radiation treatment plans to safely escalate dose Reduce fractionation (e.g. 40 to 5 or fewer) and accelerate ablative therapy adoption Create market leading cancer programs Establish new programs for patients generally not treated on conventional linacs Change referral patterns while driving market trends from IMRT -> SBRT -> SMART1 Create value in bundled environment: optimize vaults, decrease fractions & avoid costly toxicity Improve economic performance & increase TAM2 Newly treatable patients Net new patient referrals Dana-Farber/Brigham and Women’s Cancer Center reported 38 net new patients in the first 9 months3 Optimizing care delivery CLINICAL STRATEGIC ECONOMIC Stereotactic MR-guided Adaptive Radiation Therapy Total addressable market “Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian,” 7/23/20

Mission: Treat and Prove What Others Can’t The Value of MRIdian Deliver better outcomes in hard to treat and ubiquitous cancers Shrink treatment margins to spare healthy tissue Re-optimize radiation treatment plans to safely escalate dose Reduce fractionation (e.g. 40 to 5 or fewer) and accelerate ablative therapy adoption Create market leading cancer programs Establish new service line for patients deemed untreatable on CT-guided linacs Change referral patterns while driving market trends from IMRT -> SBRT -> SMART1 Create value in bundled environment: optimize vaults, decrease fractions & avoid costly toxicity Increase up to $4 million of revenue/year & increase TAM2 Generate new revenue stream from patients not otherwise treated on CT-guided linacs Expand referral base and catchment area to capture market share Improve patient throughput & leverage appropriate [adaptive] reimbursement STRATEGIC ECONOMIC Deliver better outcomes in hard to treat and ubiquitous cancers Shrink treatment margins to spare healthy tissue Re-optimize radiation treatment plans to safely escalate dose Reduce fractionation (e.g. 40 to 5 or fewer) and accelerate ablative therapy adoption CLINICAL Create market leading cancer programs Establish new programs for patients generally not treated on conventional linacs Change referral patterns while driving market trends from IMRT -> SBRT -> SMART1 Create value in bundled environment: optimize vaults, decrease fractions & avoid costly toxicity Improve economic performance & increase TAM2 Newly treatable patients Net new patient referrals Dana-Farber/Brigham and Women’s Cancer Center reported 38 net new patients in the first 9 months3 Optimizing care delivery STRATEGIC ECONOMIC Stereotactic MR-guided Adaptive Radiation Therapy Total addressable market “Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian,” 7/23/20

Ablative Doses to Difficult-to-treat Tumors

MRIDIAN SMART LOWERS THE RISK OF TOXICITY ACROSS MULTIPLE TUMOR SITES


Grade > 3 Toxicity With High Dose
on MRIdian Versus Conventional Linac
12%
0%
~100%
22%
8%
~64%
29%
0%
~100%
33%
8%
~76%
PANCREAS
BED10 ≥ 70
LIVER
BED10 ≥ 100
OLIGOMETS
BED10 ≥ 100
CENTRAL LUNG
BED10 ≥ 100
Conventional Linac
MRIdian

- SBRT & hypofractionated radiation therapy at ablative doses shown to increase toxicity
- MRIdian SBRT significantly decreases toxicity
  - Up to 100% reduction in grade 3+ toxicity in pancreas and oligomets
  - Up to 76% reduction in grade 3+ toxicity in central lung
  - Up to 64% reduction in grade 3+ toxicity in liver
- Outcomes accomplished with:
  - MR imaging
  - Daily on-table adaptation
  - Real-time tumor tracking and automatic beam gating

1. Definition of Oligometastatic Disease from a Radiation Oncology perspective: an ESTRO-ASTRO Consensus Document; https://www.astro.org/ASTRO/media/ASTRO/Patient%20Care%20and%20Research/PDFs/OMDManuscriptPC.pdf
2. Schneider, B. J., Daly, M. E., Kennedy, E. B., et al. (2018). Stereotactic body radiotherapy for early-stage non-small-cell lung cancer: American Society of Clinical Oncology endorsement of the American Society for Radiation Oncology Evidence-Based Guideline. *J Clin Oncol, 36*(7), 710–719.
3. Finazzi, T., Haasbeek, C. J. A., Spoelstra, F. O. B., et al. (2020). Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors. *International Journal of Radiation Oncology - Biology - Physics.* [Epub ahead of print].
4. Toesca, D. A., Osmundson, E.C., Eyben, R. V., et al. (2017). Central liver toxicity after SBRT: An expanded analysis and predictive nomogram. *Radiother Oncol, 122*(1), 130–136.
5. Rosenberg S. A. et al. (2018). A multi-institutional experience of MR-guided liver stereotactic body radiation therapy. *Advances in Radiation Oncology, 4*(1), 142–149.
6. Herman, J.M., Chang, D.T., Goodman, K.A., et al. (2015). Phase 2 multi-institutional trial evaluating gemcitabine and stereotactic body radiotherapy for patients with locally advanced unresectable pancreatic adenocarcinoma. *Cancer, 121*(7), 1128–1137.
7. Rudra, S., Roach, M. C., Bruynzeel, A., et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. *Cancer Medicine, 8*(5), 2123–2132.
8. Palma, D. A., Olson, R., Harrow, S., et al. (2019). Stereotactic ablative radiotherapy versus standard of care palliative treatment in patients with oligometastatic cancers (SABR-COMET): a randomised, phase 2, open-label trial. *Lancet, 393*(10185):2051–2058.
9. Henke, L., Kashani, R., Robinson, C., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. *Radiotherapy and Oncology, 126*(3), 519–526.

8

©2020 ViewRay, Inc. All rights reserved. Approved for external distribution. L-0181 062020

The Future Is Now

WE ARE DOING IT TODAY: MRIdian SMART

1) **Cardiac sarcoma**
2) Locally advanced inoperable pancreatic cancer high dose
3) Multiple pancreatic tumors high dose
4) Reirradiation of ultra central lung
5) Reirradiation of central lung
6) Ultra central lung high dose
7) Multiple liver mets high dose
8) Rectal cancer with DWI
9) Reirradiation of liver
10) Pediatric liver rhabdoid tumor
11) Mobile mesenteric lesion
12) Adrenal high dose
13) Central lung high dose
14) Esophageal GI junction
15) Kidney/Renal high dose
16) Post-prostatectomy prostate bed and nodes
17) Single fraction accelerated partial breast irradiation
18) Fiducial-free intact prostate




R

Case courtesy of Dr. Corradini - Klinikum der Universität München

©2020 ViewRay, Inc. All rights reserved.

9

The Future Is Now

WE ARE DOING IT TODAY: MRIdian SMART

1) Cardiac sarcoma
2) Locally advanced inoperable pancreatic cancer high dose
3) Multiple pancreatic tumors high dose
4) Reirradiation of ultra central lung
5) Reirradiation of central lung
6) Ultra central lung high dose
7) Multiple liver mets high dose
8) Rectal cancer with DWI
9) Reirradiation of liver
10) **Pediatric liver rhabdoid tumor**
11) Mobile mesenteric lesion
12) Adrenal high dose
13) Central lung high dose
14) Esophageal GI junction
15) Kidney/Renal high dose
16) Post-prostatectomy prostate bed and nodes
17) Single fraction accelerated partial breast irradiation
18) Fiducial-free intact prostate





Case courtesy of Prof. Ozyar - Acibadem Hospital Maslak

©2020 ViewRay, Inc. All rights reserved.

VIEWRAY

10

The Future Is Now

WE ARE DOING IT TODAY: MRIdian SMART

1) Cardiac sarcoma
2) Locally advanced inoperable pancreatic cancer high dose
3) Multiple pancreatic tumors high dose
4) Reirradiation of ultra central lung
5) Reirradiation of central lung
6) Ultra central lung high dose
7) Multiple liver mets high dose
8) Rectal cancer with DWI
9) Reirradiation of liver
10) Pediatric liver rhabdoid tumor
11) Mobile mesenteric lesion
12) Adrenal high dose
13) Central lung high dose
14) Esophageal GI junction

15) Kidney/Renal high dose

16) Post-prostatectomy prostate bed and nodes
17) Single fraction accelerated partial breast irradiation
18) Fiducial-free intact prostate


A
Normal kidney that would have been irradiated without automated beam gating

Case courtesy of Dr. Bruynzeel - Amsterdam UMC
©2020 ViewRay, Inc. All rights reserved.
VIEWRAY 11

The Future Is Now WE ARE DOING IT TODAY: MRidian smart Cardiac sarcoma Locally advanced inoperable pancreatic cancer high dose Multiple pancreatic tumors high dose Reirradiation of ultra central lung Reirradiation of central lung Ultra central lung high dose Multiple liver mets high dose Rectal cancer with DWI Reirradiation of liver Pediatric liver rhabdoid tumor Mobile mesenteric lesion Adrenal high dose Central lung high dose Esophageal GI junction Kidney/Renal high dose Post-prostatectomy prostate bed and nodes Single fraction accelerated partial breast irradiation Fiducial-free intact prostate …and many more ©2020 ViewRay, Inc. All rights reserved.

©2020 ViewRay, Inc. All rights reserved. When I first started treating patients on the MRIdian, I was impressed by how the system allows you to treat patients so much more precisely and safely. As I continued to treat with the MRIdian, I realized the precision and safety allows you to treat patients whom you could never have treated before. The MRIdian changes your practice; it changes who you look at as a candidate for radiation therapy. Patrick Kelly, M.D. Ph.D Department of Radiation Oncology Orlando Health UF Health Cancer Center KOL Perspective “ “

Clinical Roadmap to Drive Adoption ©2020 ViewRay, Inc. All rights reserved. Innovators proving with MRIdian SMART that they can treat what they couldn’t on conventional linacs before and better treat what they already could Expand utilization of MRIdian SMART beyond early adopters by providing clinical evidence for tumor boards and payors Create clinical evidence that makes MRIdian SMART a first line therapy option for patients MRIDIAN IS CHANGING THE WAY OUR CUSTOMERS PRACTICE MEDICINE Expand  utilization of SMART therapy SMART as first line therapy TODAY TOMORROW FUTURE

Delivering Safety and Efficacy Data for Complex SBRT Adoption

~30 INSTITUTIONS, >30 ONGOING STUDIES

Expand utilization of MRIdian SMART

	Today	Tomorrow	Future
Pancreas Cancer Demonstrate safe ablative dose SMART for pancreatic patients	Study Phase: ENROLLING SMART Phase 2 Safety Trial		
Prostate Cancer Demonstrate safe ablative dose SMART for post-prostatectomy patients and superiority versus conventional linac	Study Phase: ENROLLING UCLA Phase 2 Post-operative SBRT Feasibility Trial Study Phase: Start Up Cornell Post-operative 20fx Hypofractionation vs 5fx MRIdian SMART		
Metastatic Cancer Demonstrate safe ablative dose adjunctive treatment for metastatic immunotherapy non-responders	Study Phase: ENROLLING MCI Phase 2 Safety/Efficacy Trial		

©2020 ViewRay, Inc. All rights reserved.
VIEWRAY 15

Delivering Safety and Efficacy Data for Complex SBRT Adoption

~30 INSTITUTIONS, >30 ONGOING STUDIES

Expand utilization of MRIdian SMART

Become first line therapy

	Today	Tomorrow	Future

Pancreas Cancer

Demonstrate safe ablative dose SMART for pancreatic patients

Study Phase: ENROLLING
SMART Phase 2 Safety Trial

Study Phase: Start Up
AUMC Pancreas Randomized Controlled Trial

Prostate Cancer

Demonstrate safe ablative dose SMART for post-prostatectomy patients and superiority versus conventional linac

Study Phase: ENROLLING
UCLA Phase 2 Post-operative SBRT Feasibility Trial

Study Phase: Start Up
Cornell Post-operative 20fx Hypofractionation vs 5fx MRIdian SMART

Study Phase: ENROLLING
UCLA Intact Prostate Head-to-head MRIdian vs CT Linac Randomized Controlled Trial

Metastatic Cancer

Demonstrate safe ablative dose adjunctive treatment for metastatic immunotherapy non-responders

Study Phase: ENROLLING
MCI Phase 2 Safety/Efficacy Trial

©2020 ViewRay, Inc. All rights reserved.

VIEWRAY

16

MRIdian SMART Adoption ©2020 ViewRay, Inc. All rights reserved. RETHINKING RT FUNDAMENTALS, FUNDAMENTALLY CHANGING THE GAME Prostate Patients Pancreas Patients Metastatic Patients Hundreds of thousands new MRIdian SMART patients in the US alone

Clarity on what will move the market Improving cash spend Driving innovation, clinical, strategic, and economic, and pipelines Positioning to Win ©2020 ViewRay, Inc. All rights reserved.

Q2 2020 Financial Review 4 MRIdian orders Revenue: $14.2 million primarily from two revenue units Backlog grew to $232.2 million Cash balance: $179.5 million Used $10.7 million of cash $